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                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to incorporation by reference of our report (and to all references to our Firm) in the Registration Statement on Form SB-2 (File No. 333-27787) that is included in or made a part of this registration statement.



                                               /s/ Arthur Anderson LLP
                                              ----------------------------------
                                                   Arthur Anderson LLP


Los Angeles, California
September 30, 1997